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                                                                  EXHIBIT 10.7.2


                                 Amendment No. 5
              to CRS Marketing, Services and Development Agreement

This Amendment No. 5 to the CRS Marketing, Services and Development Agreement (the "Amendment") is entered into as of October 22, 2001 (the "Amendment Effective Date"), by and between Expedia, Inc. ("EI"), a Washington corporation with its principal office at 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, and Worldspan, L.P., a Delaware limited partnership ("Worldspan"), with its principal office at 300 Galleria Parkway, NW, Atlanta, Georgia 30339.

                                    Recitals

     Microsoft Corporation ("Microsoft") and Worldspan entered into that certain CRS Marketing, Services and Development Agreement dated December 15, 1995, as amended by the parties pursuant to that certain Amendment No. 1 dated January 1, 1997, Amendment No. 2 dated July 1, 1998, Amendment No. 3 dated April 1, 1999 and Amendment No. 4 dated July 1, 2001 (collectively, the "Agreement").

     Microsoft's rights and obligations under the Agreement have been assigned to and assumed by EI, which is the successor in interest to Microsoft for all purposes relating to the Agreement.

     EI and Worldspan now desire to modify the Agreement as set forth herein.

     Now, Therefore, in consideration of the above recitals, the mutual undertakings of the parties as contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1.   Revenue Share
          -------------

          Effective as of July 1, 2001, Paragraph A of Schedule 11.1, attached as Appendix 1 to Amendment No. 4 of the Agreement shall be deleted and replaced in its entirety by the following Paragraph A:

     "A.  Air Segment Revenue Share
          -------------------------

     WORLDSPAN shall pay EI a revenue share for Net Domestic Air Segments and Net International Air Segments based on the number and type of segments in accordance with the following:

              -------------------------------------------------------
                     Type of Net Segment               Revenue Share
              -------------------------------------------------------
               [*]                                         [*]
              -------------------------------------------------------
               [*]                                         [*]
              -------------------------------------------------------

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

                                       1

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     Effective as of July 1, 2002, [*]. In order to effectuate such change, the party desiring the change shall provide the other party with thirty (30) days' prior written notice. The change [*] shall be made on the first day of the month following the expiration of the thirty (30) day notice period.

     In the event [*]. In the event [*]. If the parties are unable to agree [*].

     2.   Definitions

          Effective as of July 1, 2001, Paragraph F of Schedule 11.1 attached as Appendix 1 to Amendment No. 4 of the Agreement is amended by adding the following new definition:

          "Net Average Yield" means the average Airline Fees received by
           -----------------
     Worldspan from Participating Airlines for Net Domestic Air Segments booked made by Expedia users over the immediately preceding six (6) consecutive months.

     3.   Confidentiality
          ---------------

     This Amendment shall be considered Confidential Information according to the Agreement.

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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     4.   Effective Date
          --------------

          Except as provided in this Amendment, the provisions of this Amendment shall be effective as of the Amendment Effective Date.

     5.   Continuation of Agreement
          -------------------------

          Except as provided in this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of the date first above written.


Expedia, Inc.                           Worldspan, L.P.

By: /s/ Gregory S. Stanger              By: /s/ Sue Powers
   --------------------------------        -------------------------------------

Print Name: Gregory S. Stanger          Print Name: Sue Powers
           ------------------------                -----------------------------


Title: Senior Vice President and        Title: Senior Vice President and General
       ----------------------------            ---------------------------------
       Chief Financial Officer                 Manager - Worldwide E-Commerce
       ----------------------------            ---------------------------------

 [*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

                                      3